U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 22, 2001


                            VARNER TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


Nevada                    333-41026                          98-0186841
(State or Other           (Commission File Number)           (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)


   1819 Clarkson Road, Suite 204, Chesterfield, Missouri             63017
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (314)-530-4532
              (Registrant's Telephone Number, including Area Code)

Item 7(a). Financial Statements of Business Acquired

     Financial Statement of Varner Technologies, Inc., a Missouri corporation, as of and for the years ended December 31, 2000 and 1999 are incorporated by reference to the financial statements included in the Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form S-4, as filed with the Commission on July 11, 2001. The following interim financial statements as of and for the 3 and 6 months ended June 30, 2001 and 2000 are provided.

                            VARNER TECHNOLOGIES, INC.
                                AND SUBSIDIARIES

                           Consolidated Balance Sheets

                 December 31, 2000 and June 30, 2001 (unaudited)


                                                                                     December 31,      June 30,
                                                                                         2000            2001
                                                                                     -----------     -----------
                                     Assets

Current assets:
    Cash and cash equivalents                                                        $    16,783     $        --
    Accounts receivable                                                                   20,637         171,510
    Amounts due from related parties                                                      10,000           8,154
    Inventory                                                                             38,035          32,411
    Prepaid expenses and other assets                                                     25,558          58,198
                                                                                     -----------     -----------
             Total current assets                                                        111,013         270,273

Property and equipment, net                                                              141,988         127,262
                                                                                     -----------     -----------
             Total assets                                                            $   253,001     $   397,535
                                                                                     ===========     ===========

                Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
    Accounts payable                                                                 $   902,193      $  846,356
    Accrued expenses                                                                      83,720         121,207
    Amounts due to related parties                                                        11,657         256,382
    Unearned revenue                                                                     162,484         225,657
    Current installments of capital lease obligations                                      5,700           3,794
                                                                                     -----------     -----------
             Total current liabilities                                                 1,165,754       1,453,396

Capital lease obligations, excluding current installments                                  8,141           6,173

Commitments and contingencies

Stockholders' equity (deficit):
    Preferred stock, $0.01 par value; 2,000,000 shares authorized; 1,776,475 and
      1,949,551 shares issued and outstanding at
      December 31, 2000 and June 30, 2001, respectively                                   17,765          19,496
    Common stock - Class A voting, $0.01 par value; 17,000,000 shares authorized; 14,827,828 and 15,307,828 shares issued and
      outstanding at December 31, 2000 and June 30, 2001, respectively                   148,279         153,079
    Common stock - Class B non-voting, $0.01 par value;
      10,000,000 shares authorized; 9,809,347 shares issued and
      outstanding at December 31, 2000 and June 30, 2001, respectively                    98,093          98,093
    Additional paid-in capital                                                         7,492,261       8,431,882
    Retained deficit                                                                  (8,677,292)     (9,764,584)
                                                                                     -----------     -----------
             Total stockholders' equity (deficit)                                       (920,894)     (1,062,034)
                                                                                     -----------     -----------
             Total liabilities and stockholders' equity (deficit)                    $   253,001     $   397,535
                                                                                     ===========     ===========


See accompanying notes to consolidated financial statements.

                            VARNER TECHNOLOGIES, INC.
                                AND SUBSIDIARIES

                      Consolidated Statements of Operations

          Three and six months ended June 30, 2000 and 2001 (unaudited)


                                                                      Three months ended                   Six months ended
                                                                           June 30,                             June 30,
                                                                  ----------------------------        ----------------------------
                                                                      2000            2001                2000             2001
                                                                  ------------    ------------        ------------    ------------
Sales                                                             $    546,063    $    352,978        $  1,284,926    $    674,072
Cost of sales                                                          385,604         238,446             802,859         439,235
                                                                  ------------    ------------        ------------    ------------
             Gross profit                                              160,459         114,532             482,067         234,837
                                                                  ------------    ------------        ------------    ------------

Operating expenses:
    Commissions                                                        283,093         240,408             437,589         492,776
    Salaries and compensation                                          259,981         214,354             733,504         379,799
    Depreciation and amortization                                       25,943          16,410              51,885          32,439
    Other operating expenses                                           220,397         236,967             381,153         426,883
                                                                  ------------    ------------        ------------    ------------
             Total operating expenses                                  789,364         708,139           1,604,131       1,331,897
                                                                  ------------    ------------        ------------    ------------
             Loss from operations                                     (628,905)       (593,607)         (1,122,064)     (1,097,060)
                                                                  ------------    ------------        ------------    ------------

Other income (expense):
    Interest income                                                        468           8,294               1,006          10,312
    Interest expense                                                    (3,262)           (401)             (3,795)           (544)
                                                                  ------------    ------------        ------------    ------------
             Total other income (expense)                               (2,794)          7,893              (2,789)          9,768
                                                                  ------------    ------------        ------------    ------------
             Net loss                                             $   (631,699)   $   (585,714)       $ (1,124,853)   $ (1,087,292)
                                                                  ============    ============        ============    ============

Basic and diluted loss per share                                  $       (.03)   $       (.02)       $       (.06)   $       (.04)
                                                                  ============    ============        ============    ============

Weighted-average common shares outstanding, basic and diluted       19,037,184      25,117,175          18,948,311      24,881,153
                                                                  ============    ============        ============    ============


See accompanying notes to consolidated financial statements.

                            VARNER TECHNOLOGIES, INC.
                                AND SUBSIDIARIES

      Consolidated Statements of Changes in Stockholders' Equity (Deficit)

                   Years ended December 31, 1999 and 2000 and
                         and June 30, 2001 (unaudited)


                                                                         Common stock -           Common stock -
                                               Preferred stock              Class A                   Class B
                                          -----------------------   -----------------------   -----------------------
                                           Number of                 Number of                Number of
                                            shares       Amount       shares       Amount       shares       Amount
                                          ----------   ----------   ----------   ----------   ----------   ----------
Balance at December 31, 1998                      --   $       --    9,672,755   $   96,728    5,253,604   $   52,536

Proceeds from sale of stock                       --           --    3,155,073       31,551      521,589        5,216

Issuance of stock for services rendered           --           --           --           --      162,140        1,621

Proceeds from sale of stock                  671,000        6,710           --           --           --           --

Business acquisition cost                         --           --           --           --           --           --

Net loss                                          --           --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------

Balance at December 31, 1999                 671,000        6,710   12,827,828      128,279    5,937,333       59,373

Issuance of stock for services rendered           --           --           --           --    1,531,514       15,315

Proceeds from sale of stock                1,105,475       11,055    2,000,000       20,000    2,340,500       23,405

Net loss                                          --           --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------

Balance at December 31, 2000               1,776,475       17,765   14,827,828      148,279    9,809,347       98,093

Exchange of preferred stock
  for Class A stock                         (300,000)      (3,000)     480,000        4,800           --           --

Proceeds from sale of stock                  473,076        4,731           --           --           --           --

Net loss                                          --           --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------

Balance at June 30, 2001                   1,949,551   $   19,496   15,307,828   $  153,079    9,809,347   $   98,093
                                          ==========   ==========   ==========   ==========   ==========   ==========


                                            Additional
                                             paid-in       Retained
                                             capital        deficit        Total
                                            ----------    ----------    ----------
Balance at December 31, 1998                $3,023,808    $4,085,434)    $(912,362)

Proceeds from sale of stock                    760,861            --       797,628

Issuance of stock for services rendered         98,949            --       100,570

Proceeds from sale of stock                  1,135,290            --     1,142,000

Business acquisition cost                     (300,000)           --      (300,000)

Net loss                                            --    (1,399,476)   (1,399,476)
                                            ----------    ----------    ----------

Balance at December 31, 1999                 4,718,908    (5,484,910)     (571,640)

Issuance of stock for services rendered        182,812            --       198,127

Proceeds from sale of stock                  2,590,541            --     2,645,001

Net loss                                            --    (3,192,382)   (3,192,382)
                                            ----------    ----------    ----------

Balance at December 31, 2000                 7,492,261    (8,677,292)     (920,894)

Exchange of preferred stock
  for Class A stock                             (1,800)           --            --

Proceeds from sale of stock                    941,421            --       946,152

Net loss                                            --    (1,087,292)   (1,087,292)
                                            ----------    ----------    ----------

Balance at June 30, 2001                    $8,431,882   $(9,764,584)  $(1,062,034)
                                            ==========    ==========    ==========


See accompanying notes to consolidated financial statements.

                            VARNER TECHNOLOGIES, INC.
                                AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

               Six months ended June 30, 2000 and 2001 (unaudited)


                                                                                        Six months ended
                                                                                             June 30,
                                                                                 -----------------------------
                                                                                     2000              2001
                                                                                 -----------       -----------
Cash flows from operating activities:
    Net loss                                                                     $(1,124,853)      $(1,087,292)
    Adjustments to reconcile net loss to net cash used in
      operating activities:
        Depreciation and amortization                                                 51,885            32,439
        Compensation expense for issuance of stock                                    36,386                --
        Changes in operating assets and liabilities,
           exclusive of acquisition:
             Accounts receivable                                                     (16,528)         (149,027)
             Inventory                                                               (15,036)            5,624
             Prepaid expenses                                                        (13,437)          (32,640)
             Other assets                                                            (72,965)               --
             Accounts payable                                                        (18,093)          (55,837)
             Accrued expenses                                                        (86,098)           37,487
             Unearned revenue                                                        (93,016)           63,173
             Loan from shareholder                                                        --           244,725
                                                                                 -----------       -----------
               Net cash used in operating activities                              (1,351,755)         (941,348)
                                                                                 -----------       -----------

Cash flows from investing activities:
    Purchases of property and equipment                                              (13,025)          (17,713)
                                                                                 -----------       -----------
               Net cash used in investing activities                                 (13,025)          (17,713)
                                                                                 -----------       -----------

Cash flows from financing activities:
    Proceeds (payments) on borrowings from note payable                             (100,000)               --
    Proceeds from sale of stock                                                    1,486,951           946,152
    Payments on capital lease obligations                                            (12,188)           (3,874)
                                                                                 -----------       -----------
               Net cash provided by financing activities                           1,374,763           942,278
                                                                                 -----------       -----------
               Net increase (decrease) in cash and cash equivalents                    9,983           (16,783)

Cash and cash equivalents, beginning of year                                         111,202            16,783
                                                                                 -----------       -----------
Cash and cash equivalents, end of year                                           $   121,185       $        --
                                                                                 ===========       ===========


See accompanying notes to consolidated financial statements.

VARNER TECHNOLOGIES,  INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

(1)  BASIS OF PRESENTATION

     Basis of Presentation

     The accompanying unaudited financial statements of Varner Technologies, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and, therefore, do not include all information and footnotes necessary for a complete presentation of financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America.

     In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature. Operations for the period ended June 30, 2001, are not necessarily indicative of the results that can be expected for the year ended December 31, 2001.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

     The financial data at December 31, 2000 is derived from audited financial statements and should be read in conjunction with the audited financial statements and the notes thereto.

(2)  BUSINESS COMBINATION/MERGER

     On November 22, 1999, in a private transaction, the Company purchased approximately 90% of Peppermill Capital Corporation, Inc's (Peppermill) stock. The final terms of this business combination/merger have been negotiated, and are contained in a formal Acquisition Agreement, which was executed on June 2, 2000. The merger was approved by the Company's shareholders and on August 21, 2001 the Company was merged into Peppermill.

(3)  LOSS PER SHARE

     Basic and diluted net loss per common share was computed by dividing the net loss by the weighted number of shares of common stock outstanding during each period. A reconciliation of the number of shares used in the calculation of basic and diluted loss per share and the calculated amounts of loss per share follows:

                                                     Six months ended
                                                         June 30,
                                                --------------------------
                                                   2000           2001
                                                -----------    -----------
     Shares outstanding - beginning of period    18,765,161     24,637,175

     Weighted average number of common
          shares issued                             183,150        243,978
                                                -----------    -----------
     Weighted average number of common
          shares outstanding - end of period     18,948,311     24,881,153

     Dilutive shares                                   --             --
                                                -----------    -----------
     Dilutive shares outstanding                 18,948,311     24,881,153
                                                ===========    ===========
     Net loss                                    (1,124,853)    (1,087,292)
                                                ===========    ===========
     Basic and diluted earnings per share              (.06)          (.04)
                                                ===========    ===========

(4)  GOING CONCERN UNCERTAINTIES

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(5)  PREFERRED STOCK EXCHANGE

     During the three months ended March 31, 2001, various shareholders exchanged 300,000 shares of preferred stock, at an exchange rate of 1.6 per share, for 480,000 shares of Class A voting common stock.

Item 7(c). Exhibits

     23.1    Consent of KPMG LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Varner Technologies, Inc.
                                             (Registrant)


Date: October 24, 2001                  By:  /s/  Clayton W. Varner
                                             ----------------------------------
                                             Clayton W. Varner, President